UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328
______________________________________________

SMA Relationship Trust
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 215-564

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1. Reports to Stockholders.

SMA Relationship Trust
Series T
Series M
Annual Report
December 31, 2006

Table of contents

SMA Relationship Trust—Series T
Letter to shareholders	1
Performance at a glance and illustration of an assumed investment of $10,000	5
Industry diversification	6
Schedule of investments	7

SMA Relationship Trust—Series M
Letter to shareholders	8
Performance at a glance and illustration of an assumed investment of $10,000	12
Summary of municipal securities by state	13
Schedule of investments	14

Explanation of expense disclosure	20

Statement of assets and liabilities	22

Statement of operations	23

Statement of changes in net assets	24

Financial highlights
SMA Relationship Trust—Series T	25
SMA Relationship Trust—Series M	26

Notes to financial statements	27

Report of independent registered public accounting firm	36

General information	37

Supplemental information	38

SMA Relationship Trust—Series T

February 15, 2007

Dear shareholder,
We present you with the annual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the fiscal year ended December 31, 2006.

Performance
Over the 12 months ended December 31, 2006, the Fund returned 5.68%. During the same period, its benchmarks, the Lehman Brothers US Credit Index and the Lehman Brothers MBS Fixed Rate Index, returned 4.26% and 5.22%, respectively. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For more on the Fund’s performance, see “Performance at a glance” on page 5.)	SMA Relationship
Trust—Series T

Investment goal:
Maximum total return, consisting of income and capital appreciation.

Portfolio managers:
Portfolio Management Team, including John A. Penicook and Justin Tabellione UBS Global Asset Management (Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

An interview with the portfolio managers
Q.	Can you describe the economic environment during the reporting period?
A.	After a prolonged period of overall solid growth, the US economy produced mixed results during the fiscal year. Gross domestic product (or GDP—the market value of all goods and services produced within a country in a given period of time) increased a sharp 5.6% in the first quarter of 2006, its largest gain in nearly three years. However, second quarter GDP growth was 2.6%, and third quarter GDP was 2.0%. This period of more moderate growth was attributed to several factors, including the delayed impact of rising short-term interest rates, high oil prices and the cooling of the once red-hot housing market. Growth then picked up again in the fourth quarter, as the advance estimate for GDP growth was 3.5%. This upturn was driven largely by a sharp increase in consumer spending. Following the release of GDP data, sentiment in the US bond market moved in a more positive direction. During the second half of 2006, the yield curve inverted significantly, as investors anticipated interest rate cuts during the first half of 2007. An inverted yield curve occurs when the yields of long-term bonds fall below those of short-term bonds.

SMA Relationship Trust—Series T

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	While the leadership at the Fed changed from Alan Greenspan to Ben Bernanke in early 2006, there was little deviation from its tightening campaign to ward off inflation. During the reporting period, the Fed raised short-term interest rates four times, bringing it to 5.25% at its June meeting. Since then, however, the Fed has held rates steady. The Fed indicated that future rate movements would be data dependent as it attempts to keep the economy growing at a reasonable pace and to ward off inflation. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.)

Q.	How did you manage the Fund over the reporting period?
A.	Overall, we preferred the securitized sectors (securitized bonds are those whose interest and principal payments are backed by the cash flows from a portfolio or pool of other assets) over corporate bonds, as our research led us to believe that the corporate market remained overvalued during much of the reporting period. As a result, corporate bonds and high-quality government-related sectors, which include agencies, supranationals and sovereigns, represented our largest sector underweights, benefiting performance. We were also underweight to the Treasury sector, though we continued to hold a small allocation to Treasury Inflation Protected Securities (TIPS).

Q.	How did you manage the mortgage sector portion of the portfolio?
A.	Throughout the reporting period, the Fund held overweight positions in commercial mortgages (CMBS), asset-backed securities (ABS) and mortgage-backed securities (MBS) relative to the Index, which proved a benefit to performance. We favored residential and commercial mortgages (CMBS) and asset-backed securities (ABS), and sought to use them to improve the overall quality of this portion of the portfolio, without giving up yield. In our opinion, asset-backed bonds offered good diversification and credit enhancements. We believed them to be the most attractively priced of the issues in the securitized sectors and they represented attractive opportunities at the issuer level in the home equity loan and second lien segments. Within the mortgage-backed security (MBS) sector, we avoided discounted (trading below par) 30-year securities in anticipation of the yield curve steepening, and possible sector underperformance. When it did not steepen, but

SMA Relationship Trust—Series T

inverted further over the period, the allocation detracted slightly from performance. Our allocation to mortgage-backed securities slightly hurt performance during the third quarter. However, it remained a strong contributor over the course of 2006.

Q.	What was your positioning in the corporate bond portion of the portfolio?
A.	While we viewed the corporate sector as being overvalued, we identified what we believed to be opportunities at the issuer level, which proved to be the largest positive contributor for the year. In the midst of a rather volatile corporate bond market that saw a great deal of new issuance, our issue selection—particularly within the consumer cyclical/capital goods sector—had positive results. Holdings including GMAC and Ford Motor Credit, both automaker financing corporations, performed well during the period, as did issues from Bombadier, the Canadian transport manufacturer.

Q.	What is your outlook for the economy and the Fund?
A.	Our view of the economy remains that we are not in a weak economy, and the soft housing market continues to be the only lagging section of the market. We remain confident in our view of the US bond market’s valuations and risks, and continue to position the portfolio defensively in anticipation of long-term yields rising. Our thesis is predicated on our view that the US economy is slowing from above-trend growth to trendlike growth. We will pay particular attention to the signs of slowdown. While we expect there to be fluctuations around the adjustment, we also anticipate that it will create opportunities, and we will continue to rely on our research team to interpret macroeconomic events and identify market-specific opportunities.

In the corporate bond sector, we will remain cautious about market value, and monitor the sector for opportunities. In the mortgage sector portion of the portfolio, we expect to see increased volatility in the home equity sector, which we think is likely to lead to investment opportunities in this area.

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp
President
SMA Relationship Trust—Series T
Head of the Americas
UBS Global Asset Management (Americas) Inc.

John A. Penicook, Jr.
Lead Portfolio Manager
SMA Relationship Trust—Series T
Managing Director
UBS Global Asset Management (Americas) Inc.

Justin Tabellione
Portfolio Management Team Member
SMA Relationship Trust—Series T
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2006. The views and opinions in the letter were current as of February 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns

	1 year	Inception*
	ended	to
	12/31/06	12/31/06

SMA Relationship Trust—Series T	5.68%	4.17%

Lehman Brothers US Credit Index	4.26	4.24

Lehman Brothers MBS Fixed Rate Index	5.22	4.39

*Inception date of SMA Relationship Trust—Series T and the indices is 10/09/03.

Illustration of an assumed investment of $10,000 (unaudited)
This graph shows the growth in the value of an investment in the SMA Relationship Trust—Series T versus the Lehman Brothers US Credit Index and Lehman Brothers MBS Fixed Rate Index if you had invested $10,000 on October 9, 2003 and had reinvested all your income dividends and capital gain distributions through December 31, 2006. Past performance is no guarantee of future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the sale of Fund shares. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance is no guarantee of future results. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the sale of Fund shares.

SMA Relationship Trust—Series T

Industry diversification
As a percentage of net assets
As of December 31, 2006 (unaudited)

Investment companies:
UBS Corporate Bond Relationship Fund	30.91%

UBS Opportunistic High Yield Relationship Fund	5.98

UBS Opportunistic Emerging Markets Debt Relationship Fund	1.54

UBS U.S. Securitized Mortgage Relationship Fund	60.23

Total investment companies	98.66

Short-term investment	1.11

Total investments	99.77

Cash and other assets, less liabilities	0.23

Net assets	100.00%

SMA Relationship Trust—Series T

Schedule of investments—December 31, 2006

	Shares	Value

Investment companies*—98.66%

UBS Corporate Bond Relationship Fund	13,501,264	$158,787,018

UBS Opportunistic High Yield Relationship Fund	2,307,128	30,728,406

UBS Opportunistic Emerging Markets Debt Relationship Fund	720,057	7,915,369

UBS U.S. Securitized Mortgage Relationship Fund	24,549,455	309,431,146

Total investment companies (cost $476,536,352)		506,861,939

Short-term investment—1.11%

JP Morgan Liquid Asset Money Market Fund, yield of 4.96% (cost $5,705,208)	5,705,208	5,705,208

Total investments—99.77% (cost $482,241,560)		512,567,147

Cash and other assets, less liabilities—0.23%		1,203,267

Net assets—100.00%		$513,770,414

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $515,462,244; and net unrealized depreciation consisted of:

Gross unrealized appreciation	—
Gross unrealized depreciation	$(2,895,097)

Net unrealized depreciation	$(2,895,097)

* Investments in affiliated mutual funds.

See accompanying notes to financial statements

SMA Relationship Trust—Series M

February 15, 2007

Dear shareholder,
We present you with the annual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the fiscal year ended December 31, 2006.

Performance
Over the 12 months ended December 31, 2006, the Fund returned 5.51%, compared with the 4.84% return of its benchmark, the Lehman Brothers Municipal Bond Index (the “Index”). (Please note that these returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. For more on the Fund’s performance, see “Performance at a glance” on page 12.)	SMA Relationship
Trust—Series M

Investment goal:
Total return consisting of capital appreciation and current income exempt from federal income tax.

Portfolio managers:
Portfolio Management Team, including Elbridge T. Gerry and Andrew I. Clinton UBS Global Asset Management (Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

An interview with the portfolio managers
Q.	Can you describe the economic environment during the reporting period?
A.	After a prolonged period of overall solid growth, the US economy produced mixed results during the fiscal year. Gross domestic product (or GDP—the market value of all goods and services produced within a country in a given period of time) increased a sharp 5.6% in the first quarter of 2006, its largest gain in nearly three years. However, second quarter GDP growth was 2.6%, and third quarter GDP was 2.0%. This period of more moderate growth was attributed to several factors, including the delayed impact of rising short-term interest rates, high oil prices and the cooling of the once red-hot housing market. Growth then picked up again in the fourth quarter, as the advance estimate for GDP growth was 3.5%. This upturn was driven largely by a sharp increase in consumer spending. During the second half of 2006, the yield curve inverted significantly, as investors anticipated interest rate cuts during the first half of 2007. An inverted yield curve occurs when the yields of long-term bonds fall below those of short-term bonds.

SMA Relationship Trust—Series M

Q.	How did the Federal Reserve Board (the “Fed”) react in this economic environment?
A.	While the leadership at the Fed changed from Alan Greenspan to Ben Bernanke in early 2006, there was little deviation from its tightening campaign to ward off inflation. During the reporting period, the Fed raised short-term interest rates four times, bringing it to 5.25% at its June meeting. Since then, however, the Fed has held rates steady at 5.25%. The Fed indicated that future rate movements would be data dependent as it attempts to keep the economy growing at a reasonable pace and to ward off inflation. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.)

Q.	How did you manage the Fund over the reporting period?
A.	Given our expectation that yields would continue to rise in concert with the Fed’s tightening cycle, we maintained a defensive posture during the first half of the reporting period, keeping duration shorter than that of the benchmark. (Duration measures the price sensitivity of a fixed-income security to an interest rate change.)

From a yield curve perspective, we maintained a barbell strategy for most of the year, which enhanced performance over the period. A barbell strategy is a portfolio strategy in which maturities of included securities are concentrated at two extremes. In this case, we were overweight to cash and cash alternatives at one extreme, and longer-term securities in the 25- to 30-year area at the other extreme. At the same time, we maintained an underweight to the two- to six-year portion of the curve for much of the period. However, toward the end of the period, we employed a more moderate barbell strategy. While we continued to concentrate our investments in both the short and long ends of the yield curve, we found what we believe to be opportunities in selected areas across the yield curve.

Q.	From a sector perspective, which areas did you find attractive and which did you avoid?
A.	In the face of declining Medicare reimbursements, we remained negative on the healthcare sector in general. We also avoided bonds backed by the Tobacco Settlement Agreement, as we believe that the risks far outweigh potential rewards. While we found some states’ bond offerings, including California and New Jersey, attractive early in the reporting period, they appeared overvalued by period end. While the barbell strategy the Fund employed was the primary driver of outperformance during the reporting period, investments in New Jersey

SMA Relationship Trust—Series M

pre-refundings also had a positive material impact on the Fund’s performance. When a pre-refunding occurs, a municipality issues a new bond whose proceeds are escrowed in US Government bonds. They are earmarked to pay off another municipal bond that was previously issued, but not callable. The price of an outstanding bond that is pre-refunded tends to rise significantly as a result. In the portfolio’s investment in New Jersey pre-refundings, prices on the bonds rose, contributing to the Fund’s yield for the period.

Q.	How do you anticipate structuring the Fund’s portfolio going forward?
A.	As of January 2007, additional yield for lower-rated credits remain at historically narrow levels, and we are cautious about the effects of an inevitable widening. As a result, we anticipate continuing to add A- and BBB-rated bonds when appropriate. Municipal bonds, in general, continue to be rich across the curve, but have moved closer to our fair value estimates. Refunding activity and new issuance were quite strong in the fourth quarter and we believe it is likely that this may put pressure on yields in 2007. We also believe that diversification across sectors and issuers will be key to avoid being dependent solely on the direction of interest rates to add value to our portfolios.

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp
President
SMA Relationship Trust—Series M
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry
Co-Portfolio Manager
SMA Relationship Trust—Series M
Managing Director
UBS Global Asset Management (Americas) Inc.

Andrew I. Clinton
Co-Portfolio Manager
SMA Relationship Trust—Series M
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended December 31, 2006. The views and opinions in the letter were current as of February 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

SMA Relationship Trust—Series M

Performance at a glance (unaudited)

Average annual total returns

	1 year	Inception*
	ended	to
	12/31/06	12/31/06

SMA Relationship Trust—Series M	5.51%	4.60%

Lehman Brothers Municipal Bond Index	4.84	4.70

*Inception date of SMA Relationship Trust—Series M, and the index is 10/08/03.

Illustration of an assumed investment of $10,000 (unaudited)
This graph shows the growth in the value of an investment in the SMA Relationship Trust—Series M versus the Lehman Brothers Municipal Bond Index if you had invested $10,000 on October 8, 2003 and had reinvested all your income dividends and capital gain distributions through December 31, 2006. Past performance is no guarantee of future results and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the sale of Fund shares. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance is no guarantee of future results. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the sale of Fund shares.

SMA Relationship Trust—Series M

Summary of municipal securities by state
As a percentage of net assets
As of December 31, 2006 (unaudited)

Alaska	0.72%

Arizona	2.18

California	15.21

Colorado	1.67

Florida	4.63

Georgia	1.80

Illinois	0.60

Indiana	1.74

Kentucky	1.28

Massachusetts	9.36

Michigan	3.39

Nevada	1.63

New Jersey	9.67

New York	15.29

North Carolina	5.14

Ohio	2.50

Pennslyvania	2.09

Puerto Rico	5.65

South Carolina	1.24

Texas	10.42

Total municipal bonds	96.21

Short-term investments:
Tax-exempt commercial paper	2.19

Money market fund	0.03

Total short-term investments	2.22

Total investments	98.43

Cash and other assets, less liabilities	1.57

Net assets	100.00%

SMA Relationship Trust—Series M

Schedule of investments—December 31, 2006

	Face
	amount	Value

Municipal bonds—96.21%

Alaska—0.72%

Valdez Alaska Marine Term Revenue Bonds,
3.97%, 07/01/37[1]	$3,055,000	$3,055,000

Arizona—2.18%

Salt River Project Agricultural Improvement & Power
District Revenue Bonds, 5.00%, 01/01/14	5,105,000	5,504,722

Salt River Project Agricultural Improvement & Power
District Revenue Bonds, 5.13%, 01/01/27	3,465,000	3,659,906

		9,164,628

California—15.21%

California Statewide Communities Development Authority
Revenue Bonds, 3.88%, 04/01/32[1]	5,000,000	4,999,750

La Mesa General Obligation Bonds, 5.25%, 08/01/34	3,350,000	3,588,319

Long Beach Unified School District General Obligation Bonds,
5.25%, 08/01/23	1,920,000	2,076,499

Los Angeles Department of Water & Power Revenue Bonds,
5.00%, 07/01/18	3,000,000	3,211,110

Los Angeles Department of Water & Power Revenue Bonds,
5.00%, 07/01/30	8,000,000	8,379,600

Metropolitan Water District of Southern California Water Works
Revenue Bonds, 5.00%, 07/01/35	10,270,000	10,912,902

Sacramento County Sanitation District Financing Authority
Revenue Bonds, 5.00%, 12/01/27	8,045,000	8,377,822

San Diego Unified School District General Obligation Bonds,
5.00%, 07/01/28	1,000,000	1,091,360

San Jose Unified School District, Santa Clara County General
Obligation Bonds, 5.00%, 08/01/24	4,295,000	4,588,348

State of California General Obligation Bonds,
5.00%, 02/01/33	6,000,000	6,261,540

State of California General Obligation Bonds,
5.00%, 09/01/27	10,000,000	10,579,800

		64,067,050

Colorado—1.67%

Colorado Health Facilities Authority Revenue Bonds,
5.13%, 11/15/25[1]	6,650,000	7,027,055

SMA Relationship Trust—Series M

Schedule of investments—December 31, 2006

	Face
	amount	Value

Municipal bonds—(continued)

Florida—4.63%

Florida Local Government Financing Commission
Revenue Bonds, 3.60%, 02/09/07	$6,000,000	$6,000,393

Jacksonville Electric Authority Revenue Bonds, 4.00%, 10/01/30[1]	2,000,000	2,000,000

Sarasota-Manatee Airport Authority Revenue Bonds,
3.99%, 08/01/14[1]	11,500,000	11,500,000

		19,500,393

Georgia—1.80%

Hapeville Development Authority Revenue Bonds,
3.88%, 11/01/15[1]	2,000,000	2,000,000

Ware County Hospital Authority Revenue Bonds,
3.92%, 11/01/20[1]	5,600,000	5,600,000

		7,600,000

Illinois—0.60%

Will County Community School District General Obligation Bonds,
Prerefunded, 3.82%, 01/01/12[2]	1,915,000	1,582,230

Will County Community School District General Obligation Bonds,
Unrefunded, 3.83%, 01/01/12[2]	1,145,000	946,961

		2,529,191

Indiana—1.74%

Indiana Health & Educational Facilities Financing Authority
Hospital Revenue Bonds, 5.00%, 02/15/17	2,000,000	2,110,240

Indiana Health & Educational Facilities Financing Authority
Hospital Revenue Bonds, 5.00%, 02/15/30	5,075,000	5,239,938

		7,350,178

Kentucky—1.28%

Kentucky State Property & Building Commission Revenue Bonds,
5.38%, 02/01/16	5,000,000	5,394,700

Massachusetts—9.36%

Massachusetts State General Obligation Bonds, 5.00%, 05/01/14	13,940,000	15,023,138

Massachusetts State General Obligation Bonds, 5.25%, 08/01/13	11,855,000	12,890,060

Massachusetts State General Obligation Bonds, 5.25%, 01/01/19	3,460,000	3,746,419

Massachusetts State General Obligation Bonds, 5.25%, 01/01/22	7,170,000	7,763,533

		39,423,150

SMA Relationship Trust—Series M

Schedule of investments—December 31, 2006

	Face
	amount	Value

Municipal bonds—(continued)

Michigan—3.39%

Birmingham City School District General Obligation Bonds,
5.00%, 11/01/28	$2,000,000	$2,116,780

Detroit City School District General Obligation Bonds,
5.00%, 05/01/15	5,000,000	5,400,250

Michigan Municipal Bond Authority Revenue Bonds,
5.00%, 06/01/15	6,290,000	6,778,733

		14,295,763

Nevada—1.63%

Clark County School District General Obligation Bonds,
5.38%, 06/15/13	6,280,000	6,848,340

New Jersey—9.67%

New Jersey Economic Development Authority Revenue Bonds,
Prerefunded, 5.25%, 09/01/29	5,000,000	5,514,350

New Jersey Economic Development Authority
Revenue Bonds, 5.38%, 06/15/14	1,240,000	1,327,717

New Jersey State Transportation Trust Fund Revenue Bonds,
5.25%, 06/15/14	10,000,000	11,009,200

New Jersey State Transportation Trust Fund Revenue Bonds,
Prerefunded, 5.25%, 06/15/16	6,305,000	6,985,625

New Jersey State Transportation Trust Fund
Revenue Bonds, 5.25%, 12/15/20	10,000,000	11,201,800

New Jersey State Transportation Trust Fund Revenue Bonds,
5.50%, 12/15/21	4,070,000	4,682,698

		40,721,390

New York—15.29%

Long Island Power Authority Electric System Revenue Bonds,
5.00%, 12/01/17	14,000,000	15,197,840

Metropolitan Transportation Authority Revenue Bonds,
5.00%, 11/15/25	10,000,000	10,657,600

Metropolitan Transportation Authority Revenue Bonds,
5.00%, 11/15/30	2,420,000	2,556,609

New York City Municipal Water Finance Authority Revenue Bonds,
5.13%, 06/15/31	5,000,000	5,221,450

New York State Environmental Facilities Corp. Revenue Bonds,
5.00%, 06/15/33	5,095,000	5,349,954

SMA Relationship Trust—Series M

Schedule of investments—December 31, 2006

	Face
	amount	Value

Municipal bonds—(continued)

New York—(concluded)

New York General Obligation Bonds, 5.00%, 06/01/16	$6,110,000	$6,557,496

New York General Obligation Bonds, 5.00%, 08/01/22	8,765,000	9,278,892

Triborough Bridge & Tunnel Authority Revenue Bonds,
5.00%, 11/15/32	3,000,000	3,155,610

Triborough Bridge & Tunnel Authority Revenue Bonds,
5.13%, 11/15/26	5,000,000	5,338,200

Triborough Bridge & Tunnel Authority Revenue Bonds,
5.25%, 11/15/30	1,000,000	1,066,420

		64,380,071

North Carolina—5.14%

North Carolina Eastern Municipal Power Agency Power
Systems Revenue Bonds, 5.00%, 01/01/16	5,800,000	6,294,334

North Carolina Eastern Municipal Power Agency Power
Systems Revenue Bonds, 6.40%, 01/01/21	1,000,000	1,221,050

North Carolina Medical Care Commission Health Care
Facilities Revenue Bonds, 5.00%, 11/01/34	7,000,000	7,337,750

State of North Carolina General Obligation Bonds,
4.00%, 03/01/24	7,000,000	6,804,560

		21,657,694

Ohio—2.50%

Ohio Air Quality Development Authority Revenue Bonds,
3.90%, 02/01/14[1]	10,525,000	10,525,000

Pennsylvania—2.09%

Cumberland County Municipal Authority Revenue Bonds,
7.25%, 01/01/35	7,360,000	8,783,866

Puerto Rico—5.65%

Government Development Bank of Puerto Rico Revenue
Bonds, 5.00%, 12/01/08	6,850,000	6,998,234

University of Puerto Rico Revenue Bonds, 5.00%, 06/01/20	15,790,000	16,801,981

		23,800,215

South Carolina—1.24%

Greenville County School District Installment Revenue Bonds,
5.00%, 12/01/28	5,000,000	5,229,300

SMA Relationship Trust—Series M

Schedule of investments—December 31, 2006

	Face
	amount	Value

Municipal bonds—(concluded)

Texas—10.42%

Boerne Independent School District General Obligation
Bonds, 5.00%, 02/01/35	$6,000,000	$6,222,660

City of Brownsville General Obligation Bonds,
6.12%, 02/15/11[2,3]	3,575,000	2,754,537

Harris County Health Facilities Development Corp.
Revenue Bonds, 4.00%, 09/01/31[1]	8,000,000	8,000,000

Northside Independent School District General Obligation
Bonds, 5.00%, 02/15/32	3,700,000	3,831,646

San Antonio Electric & Gas Systems Revenue Bonds,
5.00%, 02/01/19	10,000,000	10,670,000

San Antonio General Obligation Bonds, 4.75%, 02/01/23	2,640,000	2,710,066

Waco General Obligation Bonds, 5.00%, 02/01/35	4,345,000	4,508,589

Williamson County General Obligation Bonds,
5.50%, 02/15/20	4,845,000	5,179,596

		43,877,094

Total municipal bonds (cost $401,765,197)		405,230,078

Short-term investments—2.22%

Tax-exempt commercial paper—2.19%

Illinois—1.19%

Illinois Education Facilities Authority Revenue Bonds,
3.58%, 02/14/07	5,000,000	4,999,373

Texas—1.00%

Houston Utility System Revenue Bonds, 3.58%, 02/13/07	4,200,000	4,200,121

Total tax-exempt commercial paper (cost $9,200,000)		9,199,494

	Shares

Money market fund—0.03%

JP Morgan Tax Free Money Market Fund, yield of 3.29%
(cost $147,143)	147,143	147,143

Total short-term investments (cost $9,347,143)		9,346,637

Total investments—98.43% (cost $411,112,340)		414,576,715

Cash and other assets, less liabilities—1.57%		6,602,062

Net assets—100.00%		$421,178,777

SMA Relationship Trust—Series M

Schedule of investments—December 31, 2006

Notes to schedule of investments
Aggregate cost for federal income tax purposes was $411,113,825; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,127,341

Gross unrealized depreciation	(664,451)

Net unrealized appreciation	$3,462,890

1	Floating rate securities—The interest rates shown are the current rates as of December 31, 2006.
2	Reflects annualized yield at December 31, 2006 on zero coupon bonds.
3	A portion of the security has been pledged to cover margin requirements for futures contracts.

Futures contracts
SMA Relationship Trust—Series M had the following open futures contracts as of December 31, 2006:

	Expiration		Current	Unrealized
	date	Proceeds	value	appreciation

US treasury futures sale contracts:

30 year US treasury bonds, 135 contracts	March 2007	$15,444,570	$15,044,063	$400,507

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures contracts at December 31, 2006 was $770,500.

See accompanying notes to financial statements

SMA Relationship Trust

Explanation of expense disclosure (unaudited)
As a shareholder of the Funds*, you incur two types of costs: (1) transactional costs (as applicable); including program fees and (2) ongoing costs, including management fees (if applicable); and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 to December 31, 2006.

Actual expenses
The first line in the following table for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each respective Fund under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the following table for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher.

*	Collectively refers to SMA Relationship Trust—Series T and SMA Relationship Trust—Series M.

SMA Relationship Trust

Explanation of expense disclosure (unaudited) (concluded)

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series T	July 1, 2006	December 31, 2006	07/01/06 to 12/31/06

Actual	$1,000.00	$1,051.80	$0.00

Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	0.00

	Beginning	Ending	Expenses paid
	account value	account value	during period*
Series M	July 1, 2006	December 31, 2006	07/01/06 to 12/31/06

Actual	$1,000.00	$1,047.30	$0.00

Hypothetical (5% annual return before expenses)	1,000.00	1,025.21	0.00

*	Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Fund’s advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of the Fund.

SMA Relationship Trust

Statement of assets and liabilities—December 31, 2006

	Series T	Series M

Assets:
Investments in securities of unaffiliated issues, at value
(Cost $5,705,208 and $411,112,340)	$5,705,208	$414,576,715

Investments in securities of affiliated issuers, at value
(Cost $476,536,352 and $0)	506,861,939	—

Receivable for shares of beneficial interest sold	2,637,573	2,717,547

Interest receivable	21,203	4,478,836

Other assets	20,576	19,449

Variation margin receivable	—	12,656

Total assets	515,246,499	421,805,203

Liabilities:
Payable for shares of beneficial interest redeemed	1,052,333	576,195

Payable to custodian	423,752	50,231

Total liabilities	1,476,085	626,426

Net assets	$513,770,414	$421,178,777

Net assets:
Beneficial interest shares	$491,168,684	$417,304,541

Accumulated undistributed net investment income	466,674	25,439

Accumulated net realized loss from investments
and futures transactions	(8,190,531)	(16,085)

Net unrealized appreciation of investments
and futures contracts	30,325,587	3,864,882

Net assets	$513,770,414	$421,178,777

Shares outstanding	52,558,429	40,772,584

Net asset value per share	$9.78	$10.33

See accompanying notes to financial statements

SMA Relationship Trust

Statement of operations
For the year ended December 31, 2006

	Series T	Series M

Investment income:
Interest	$206,326	$14,018,840

Expenses:
Advisory fee	1,240,883	868,790

Advisory fee waived/expenses reimbursed by advisor	(1,240,883)	(868,790)

Net investment income	206,326	14,018,840

Realized and unrealized gain (loss) from investment activities:
Net realized gain (loss) from:
Investments	7,057,607*	534,141

Swaps	—	966,667

Futures contracts	—	(1,226,688)

Net change in net unrealized appreciation/depreciation of:
Investments	19,275,471*	3,128,294

Futures contracts	—	1,074,592

Net realized and unrealized gain from investment activities	26,333,078	4,477,006

Net increase in net assets resulting from operations	$26,539,404	$18,495,846

*	Realized and unrealized gains are from affiliated transactions.

See accompanying notes to financial statements

SMA Relationship Trust

Statement of changes in net assets

	For the year ended		For the year ended
	December 31, 2006		December 31, 2005

	Series T	Series M	Series T	Series M

From operations:
Net investment income	$206,326	$14,018,840	$34,057	$7,178,274

Net realized gain (loss) from
investment transactions	7,057,607	534,141	3,175,040	(667,862)

Net realized gain from swaps	—	966,667	—	—

Net realized gain (loss) from
futures transactions	—	(1,226,688)	—	1,093,329

Net change in unrealized
appreciation/depreciation of:
Investments	19,275,471	3,128,294	3,806,476	(490,297)

Futures	—	1,074,592	—	(674,085)

Net increase in net assets
resulting from operations	26,539,404	18,495,846	7,015,573	6,439,359

Dividends/distributions to
shareholders from:
Net investment income	(25,780,516)	(14,021,216)	(18,231,909)	(7,152,279)

Net realized gains	—	(128,954)	—	(628,605)

Total dividends and distributions
to shareholders	(25,780,516)	(14,150,170)	(18,231,909)	(7,780,884)

From beneficial interest
transactions:
Net proceeds from the sale
of shares	234,547,599	239,223,299	298,285,917	201,901,713

Cost of shares redeemed	(148,472,042)	(79,058,367)	(122,836,646)	(48,704,291)

Net increase in net assets
resulting from beneficial
interest transactions	86,075,557	160,164,932	175,449,271	153,197,422

Net increase in net assets	86,834,445	164,510,608	164,232,935	151,855,897

Net assets:
Beginning of year	426,935,969	256,668,169	262,703,034	104,812,272

End of year	$513,770,414	$421,178,777	$426,935,969	$256,668,169

Accumulated undistributed
net investment income	$466,674	$25,439	$162,779	$27,815

See accompanying notes to financial statements

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

				For the
	For the years ended			period ended
	December 31,			December 31,

	2006	2005	2004	2003*

Net asset value, beginning of period	$9.75	$10.07	$10.09	$10.00

Net investment income‡	0.00 †	0.00 †	—	—

Net realized and unrealized gain from
investment activities	0.54	0.17	0.46	0.15

Net increase from operations	0.54	0.17	0.46	0.15

Dividends/distributions:
From net investment income	(0.51)	(0.49)	(0.48)	(0.06)

Net asset value, end of period	$9.78	$9.75	$10.07	$10.09

Total investment return@	5.68%	1.75%	4.55%	1.50%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$513,770	$426,936	$262,703	$43,620

Ratio of expenses to average net assets:
Before expense reimbursement and waivers	0.25%	0.25%	0.25%	0.25%**

After expense reimbursement and waivers	0.00%	0.00%	0.00%	0.00%**

Net investment income to average
net assets	0.04%	0.00%#	0.00%	0.00%**

Portfolio turnover	19%	19%	15%	1%

*	For the period October 9, 2003 (commencement of operations) through December 31, 2003.

**	Annualized.

@	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the sale of Fund shares.

†	Amount is less than $0.005 per share.

‡	The net investment income per share was determined by using average shares outstanding throughout the period.

#	Amount represents less than 0.005%.

See accompanying notes to financial statements

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

				For the
	For the years ended			period ended
	December 31,			December 31,

	2006	2005	2004	2003*

Net asset value, beginning of period	$10.20	$10.27	$10.15	$10.00

Net investment income‡	0.42	0.40	0.32	0.05

Net realized and unrealized gain (loss)
from investment activities	0.13	(0.06)	0.10	0.13

Net increase from operations	0.55	0.34	0.42	0.18

Dividends/distributions:
From net investment income	(0.42)	(0.38)	(0.30)	(0.03)

From net realized gains	(0.00)†	(0.03)	—	—

Total dividends/distributions	(0.42)	(0.41)	(0.30)	(0.03)

Net asset value, end of period	$10.33	$10.20	$10.27	$10.15

Total investment return@	5.51%	3.32%	4.18%	1.83%

Ratios/supplemental data:
Net assets, end of period (in 000s)	$421,179	$256,668	$104,812	$21,741

Ratio of expenses to average net assets:

Before expense reimbursement and waivers	0.25%	0.25%	0.25%	0.25%**

After expense reimbursement and waivers	0.00%	0.00%	0.00%	0.00%**

Net investment income to average net assets	4.13%	3.88%	3.36%	2.32%**

Portfolio turnover	156%	149%	180%	85%

*	For the period October 8, 2003 (commencement of operations) through December 31, 2003.

**	Annualized.

@	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the sale of Fund shares.

†	Amount is less than $0.005 per share.

‡	The net investment income per share data was determined by using average shares outstanding throughout the period.

See accompanying notes to financial statements

SMA Relationship Trust

Notes to financial statements

Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Trust has two separate investment portfolios available for investment, each having its own investment objectives and policies: Series T and Series M (the “Funds”). The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in affiliated investment companies. The investment objective of Series M is to seek total return, consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Funds calculate their net asset value based on the current market value, where available, for their portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of portfolio securities. If a market value is not available from an independent pricing source for a particular security, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), the Funds may use fair value methods to reflect those events, as determined in

SMA Relationship Trust

Notes to financial statements

good faith by or under the direction of the Funds’ Board of Trustees (the “Board”). Series T’s portfolio securities primarily consist of four underlying funds: UBS Corporate Bond Relationship Fund, UBS U.S. Securitized Mortgage Relationship Fund, UBS Opportunistic High Yield Relationship Fund and UBS Emerging Markets Debt Relationship Fund or UBS Opportunistic Emerging Markets Debt Relationship Fund (collectively, the “Underlying Funds”), and direct investments in certain non-dollar denominated debt securities. The value of the Underlying Funds will be their net asset value at the time each Underlying Fund’s shares are priced. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of operations for a fiscal period.

Investment transactions and investment income—Investment transactions are recorded on the trade date basis. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Series M may purchase or sell municipal bond index futures contracts, municipal debt futures contracts, and interest rate futures contracts. The Fund may purchase or sell futures contracts to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Risks of entering into futures contracts include the possibility that

SMA Relationship Trust

Notes to financial statements

there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or US securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflect net realized and net unrealized gains and losses on these contracts.

Swap agreements—Series M may engage in swaps, including interest rate and credit default swaps. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to pay interest and principal in the event of a default of a security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund

SMA Relationship Trust

Notes to financial statements

typically would receive full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or “Advisor”) is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Fund accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/ depreciation of swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At December 31, 2006, the Fund did not have any outstanding swap contracts.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains are determined in accordance with US federal income tax regulations, which

SMA Relationship Trust

Notes to financial statements

may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisory and administration fees and other transactions with affiliates
Effective on April 30, 2006, UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”), a wholly owned subsidiary of UBS AG, transferred all of its investment management services, including its investment management personnel, to its affiliate, UBS Global AM. Consequently, effective April 30, 2006, the investment advisory agreements between the Trust, on behalf of the Funds, were transferred from UBS Global AM (US) to UBS Global AM. All terms, conditions and fees under the investment advisory agreements for the Funds remained the same after the transfer.

The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM. However, for financial reporting purposes only, the Funds’ Statement of operations will reflect an imputed unitary fee for investment advisory and administration services provided by UBS Global AM, currently estimated at an annual rate of 0.25% of each Fund’s average daily net assets of which all was waived.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Fund.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. These investments represented

SMA Relationship Trust

Notes to financial statements

98.66% of Series T’s total net assets at December 31, 2006 and are summarized as follows:

				Change in
			Net	net unrealized
		Sales	realized	appreciation
Affiliates	Purchases	proceeds	gain	(depreciation)	Value

UBS Corporate Bond
Relationship Fund	$36,402,000	$32,345,000	$2,779,780	$6,629,063	$158,787,018

UBS Opportunistic High
Yield Relationship Fund	30,500,000	—	—	228,406	30,728,406

UBS Opportunistic
Emerging Markets Debt
Relationship Fund	7,700,000	—	—	215,369	7,915,369

UBS U.S. Securitized
Mortgage Relationship
Fund	73,883,000	60,011,000	4,277,827	12,202,633	309,431,146

Series M did not have any investments in affiliated investment companies outstanding at December 31, 2006.

Purchases and sales of securities
For the year ended December 31, 2006, aggregate purchases and sales of portfolio securities, excluding short-term securities and US government securities, were as follows:

Fund	Purchases	Sales proceeds

Series T	$148,485,000	$92,356,000

Series M	659,338,595	516,938,843

Federal tax status
The policy of each Fund is to comply with all requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no provision for federal income taxes is required.

SMA Relationship Trust

Notes to financial statements

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	2006

	Distributions paid	Distributions paid
	from ordinary	from net long-term	Total distributions
Fund	income	capital gains	paid

Series T	$25,780,516	—	$25,780,516

Series M	14,150,170 @	—	14,150,170

@ $14,021,216 considered tax exempt.

	2005

	Distributions paid	Distributions paid
	from ordinary	from net long-term	Total distributions
Fund	income	capital gains	paid

Series T	$18,231,909	$—	$18,231,909

Series M	7,153,819 @	627,065	7,780,884

@ $7,115,249 considered tax exempt.

At December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Series T	Series M

Undistributed ordinary income	$469,996	$411,343	@

Net unrealized appreciation/(depreciation)
of investments	(2,895,097)	3,462,890

Total accumulated earnings (deficit)	(2,425,101)	3,874,233

@ $25,439 considered tax exempt.

At December 31, 2006, Series T had a capital loss carryforward of $7,785,352. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $1,495,769 in 2012, $3,366,917 in 2013 and $2,922,666 in 2014. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. Series M had no capital loss carryforward.

SMA Relationship Trust

Notes to financial statements

In accordance with US Treasury regulations, Series T has elected to defer $405,179 of net realized capital losses and $3,321 of net realized foreign currency losses arising after October 31, 2006. Such losses are treated for tax purposes as arising on January 1, 2007.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified.

Reclassifications due to the recognition of partnership income for tax purposes for the fiscal year ended December 31, 2006, were as follows:

2006

	Accumulated	Accumulated
	undistributed net	net realized	Paid in
Fund	investment income	gain (loss)	capital

Series T	$25,878,085	$(10,074,783)	$(15,803,302)

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission’s announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practices no later than the last business day of the Funds’ June 30, 2007 semiannual report. Management continues to evaluate the application of FIN 48 to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

SMA Relationship Trust

Notes to financial statements

Shares of beneficial interest
For the years ended December 31, 2006 and December 31, 2005, transactions in shares of beneficial interest for each of the Funds were as follows:

Year ended December 31, 2006
		Shares	Net increase in
Fund	Shares sold	repurchased	shares outstanding

Series T	24,108,893	(15,335,183)	8,773,710

Series M	23,345,212	(7,727,198)	15,618,014

Year ended December 31, 2005
		Shares	Net increase in
Fund	Shares sold	repurchased	shares outstanding

Series T	30,049,367	(12,357,248)	17,692,119

Series M	19,692,362	(4,746,303)	14,946,059

SMA Relationship Trust

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders
SMA Relationship Trust

We have audited the accompanying statements of assets and liabilities of SMA Relationship Trust (comprising, respectively, SMA Relationship Trust—Series T and SMA Relationship Trust—Series M) (collectively, the “Funds”), including the schedules of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting SMA Relationship Trust at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
February 23, 2007

SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

SMA Relationship Trust

Supplemental information (unaudited)

Board of Trustees & Officers
The Trust is a Delaware statutory trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The trustees elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of funds in the UBS Fund Complex overseen by the trustee, and other directorships held by such trustee. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request by calling 1-800-647 1568.

Non-interested Trustees

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Walter E. Auch; 85	Trustee	Since 2002	Mr. Auch is retired (since 1986).
6001 N. 62nd Place
Paradise Valley, AZ 85253

Frank K. Reilly; 71	Chairman	Since 2002	Mr. Reilly is a Professor at the
Mendoza College of	and		University of Notre Dame since 1982.
Business	Trustee
University of Notre Dame
Notre Dame, IN
46556-5649

Edward M. Roob; 72	Trustee	Since 2002	Mr. Roob is retired (since 1993).
841 Woodbine Lane
Northbrook, IL 60002

SMA Relationship Trust

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Auch is a trustee of three investment	Mr. Auch is a Trustee of Advisors Series
companies (consisting of 55 portfolios)	Trust (16 portfolios); Smith Barney Fund
for which UBS Global AM or one of its	Complex (12 portfolios); Nicholas Applegate
affiliates serves as investment advisor,	Institutional Funds (15 portfolios) and
sub-advisor or manager.	Chairman of the Board of Sound Surgical
Technologies.

Mr. Reilly is a director or trustee of	Mr. Reilly is a Director of Discover Bank;
four investment companies (consisting	Morgan Stanley Trust and FSB.
of 56 portfolios) for which UBS Global
AM or one of its affiliates serves as
investment advisor, sub-advisor or manager.

Mr. Roob is a director or trustee of four	None.
investment companies (consisting of 56
portfolios) for which UBS Global AM or one
of its affiliates serves as investment
advisor, sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Non-interested Trustees (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Adela Cepeda; 48	Trustee	Since 2004	Ms. Cepeda is founder and president
A.C. Advisory, Inc.			of A.C. Advisory, Inc. (since 1995).
161 No. Clark Street,
Suite 4975
Chicago, Illinois 60601

J. Mikesell Thomas; 56	Trustee	Since 2004	Mr. Thomas is President and CEO of
Federal Home Loan			Federal Home Loan Bank of Chicago
Bank of Chicago			(since 2004). Mr. Thomas was an
111 East Wacker Drive			independent financial advisor
Chicago, Illinois 60601			(2001–2004). He was a managing
director of Lazard Freres & Co.
(1995 to 2001).

SMA Relationship Trust

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Ms. Cepeda is a director or trustee of	Ms. Cepeda is a director of the MGI Funds
four investment companies (consisting	(8 portfolios) (since 2005).She is also a
of 56 portfolios) for which UBS Global	director of Amalgamated Bank of Chicago
AM or one of its affiliates serves as	(since 2003).
investment advisor, sub-advisor or
manager.

Mr. Thomas is a director or trustee of	Mr. Thomas is a director and chairman of
four investment companies (consisting	the Audit Committee for Evanston
of 56 portfolios) for which UBS Global	Northwestern Healthcare.
AM or one of its affiliates serves as
investment advisor, sub-advisor or
manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Trust	time served	serves as officer

Joseph Allessie*; 41	Vice President	Since 2005	Mr. Allessie is a director and deputy
	and Assistant		general counsel at UBS Global Asset
	Secretary		Management (US) Inc and UBS Global
AM (collectively, “UBS Global AM—
Americas region”) (since 2005). Prior to
joining UBS Global AM—Americas region,
he was senior vice president and general
counsel of Kenmar Advisory Corp. (from
2004 to 2005). Prior to that Mr. Allessie
was general counsel and secretary of
GAM USA Inc., GAM Investments, GAM
Services, GAM Funds, Inc. and the GAM
Avalon Funds (from 1999 to 2004).
Mr. Allessie is a vice president and
assistant secretary of 20 investment
companies (consisting of 92 portfolios)
for which UBS Global AM—Americas
region or one of its affiliates serves as
investment advisor, sub-advisor or
manager.

Rose Ann Bubloski*; 38	Vice President	Since 2004	Ms. Bubloski is an associate director
	and Assistant		(since 2003) and a senior manager
	Treasurer		(since 2004) of the US Mutual Fund
Treasury Administration department of UBS
Global AM—Americas region. Ms. Bubloski
is vice president and assistant treasurer
of 20 investment companies (consisting
of 92 portfolios) for which UBS Global
AM—Americas region or one of its
affiliates serves as investment advisor,
sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Trust	time served	serves as officer

Thomas Disbrow*; 41	Vice President	Since 2006	Mr. Disbrow is a director (since 2001), and
	and Treasurer		head of the US Mutual Fund Treasury
Administration department (since
September 2006) of UBS Global AM—
Americas region. Mr. Disbrow is a vice
president and treasurer and/or principal
accounting officer of 20 investment
companies (consisting of 92 portfolios)
for which UBS Global AM—Americas
region or one of its affiliates serves as
investment advisor, sub-advisor or
manager.

Michael J. Flook*; 42	Vice President	Since 2006	Mr. Flook is an associate director and a
	and Assistant		senior manager of the US Mutual Fund
	Treasurer		Treasury Administration department of
UBS Global AM—Americas region
(since 2006). Prior to joining UBS Global
AM—Americas region, he was a senior
manager with The Reserve (asset
management firm) from May 2005 to
May 2006. Prior to that he was a senior
manager with PFPC Worldwide since
October 2000. Mr. Flook is a vice president
and assistant treasurer of 20 investment
companies (consisting of 92 portfolios)
for which UBS Global AM—Americas
region or one of its affiliates serves as
investment advisor, sub-advisor or
manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Trust	time served	serves as officer

Mark F. Kemper**; 49	Vice President	Since 1999	Mr. Kemper is general counsel of UBS
	and Secretary	and 2004,	Global AM—Americas region (since 2004).
		respectively	Mr. Kemper also is a managing director of
UBS Global AM—Americas region
(since 2006). He was deputy general
counsel of UBS Global Asset Management
(Americas) Inc. (“UBS Global AM—
Americas”) from July 2001 to July 2004.
He has been secretary of UBS Global
AM—Americas since 1999 and assistant
secretary of UBS Global Asset
Management Trust Company since 1993.
Mr. Kemper is secretary of UBS Global
AM—Americas region (since 2004).
Mr. Kemper is vice president and secretary
of 20 investment companies (consisting
of 92 portfolios) for which UBS Global
AM—Americas region or one of its
affiliates serves as investment advisor,
sub-advisor or manager.

Joanne M. Kilkeary*; 38	Vice President	Since 2006	Ms. Kilkeary is an associate director
	and Assistant		(since 2000) and a senior manager
	Treasurer		(since 2004) of the US Mutual Fund
Treasury Administration department of
UBS Global AM—Americas region.
Ms. Kilkeary is a vice president and
assistant treasurer of 20 investment
companies (consisting of 92 portfolios)
for which UBS Global AM—Americas
region or one of its affiliates serves as
investment advisor, sub-advisor or
manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Trust	time served	serves as officer

Tammie Lee*; 35	Vice President	Since 2005	Ms. Lee is a director and associate
	and Assistant		general counsel of UBS Global AM—
	Secretary		Americas region (since 2005). Prior to
joining UBS Global AM—Americas region,
she was vice president and counsel at
Deutsche Asset Management/Scudder
Investments from 2003 to 2005. Prior to
that she was assistant vice president
and counsel at Deutsche Asset
Management/Scudder Investments from
2000 to 2003. Ms. Lee is a vice president
and assistant secretary of 20 investment
companies (consisting of 92 portfolios)
for which UBS Global AM—Americas
region or one of its affiliates serves as
investment advisor, sub-advisor or
manager.

Joseph McGill*; 44	Vice President	Since 2004	Mr. McGill is a managing director
	and Chief		(since 2006) and chief compliance
	Compliance		officer (since 2003) at UBS Global
	Officer		AM—Americas region. Prior to joining
UBS Global AM—Americas region, he
was assistant general counsel at
J.P. Morgan Investment Management
(from 1999 to 2003). Mr. McGill is a vice
president and chief compliance officer of
20 investment companies (consisting of
92 portfolios) for which UBS Global
AM—Americas region or one of its
affiliates serves as investment advisor,
sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Trust	time served	serves as officer

Eric Sanders*; 41	Vice President	Since 2005	Mr. Sanders is a director and associate
	and Assistant		general counsel of UBS Global AM—
	Secretary		Americas region (since 2005). From
1996 until June 2005, he held various
positions at Fred Alger & Company,
Incorporated, the most recent being
assistant vice president and associate
general counsel. Mr. Sanders is a vice
president and assistant secretary of 20
investment companies (consisting of 92
portfolios) for which UBS Global AM—
Americas region or one of its affiliates
serves as investment advisor, sub-advisor
or manager.

Andrew Shoup*; 50	Vice President	Since 2006	Mr. Shoup is a managing director and
	and Chief		senior member of the Global Treasury
	Operating		Administration department of UBS Global
	Officer		AM—Americas region (since July 2006).
Prior to joining UBS Global AM—Americas
region, he was Chief Administrative
Officer for the Legg Mason Partner Funds
(formerly Smith Barney, Salomon Brothers,
and CitiFunds mutual funds) from
November 2003 to July 2006. Prior to
that, he held various positions with
Citigroup Asset Management and related
Companies with their domestic and
offshore mutual funds since 1993.
Additionally, he has worked for another
mutual fund complex as well as spending
eleven years in public accounting.
Mr. Shoup is a vice president of
20 investment companies (consisting of
92 portfolios) for which UBS Global
AM—Americas region or one of its
affiliates serves as investment advisor,
sub-advisor or manager.

SMA Relationship Trust

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Trust	time served	serves as officer

Kai R. Sotorp**; 47	President	Since 2006	Mr. Sotorp is the Head of the Americas
for UBS Global Asset Management
(since 2004); a member of the UBS
Group Managing Board (since 2003)
and a member of the UBS Global Asset
Management Executive Committee
(since 2001). Prior to his current role,
Mr. Sotorp was head of UBS Global Asset
Management—Asia Pacific (2002–2004),
covering Australia, Japan, Hong Kong,
Singapore and Taiwan; head of UBS
Global Asset Management (Japan) Ltd.
(2001-2004); Representative director
and President of UBS Global Asset
Management (Japan) Ltd. (2000–2004);
and member of the board of Mitsubishi
Corp. – UBS Realty Inc. (2000–2004).
Mr. Sotorp is president of 20 investment
companies (consisting of 92 portfolios) for
which UBS Global Asset Management—
Americas region or one of its affiliates
serves as investment advisor, sub-advisor
or manager.

Keith A. Weller*; 45	Vice President	Since 2004	Mr. Weller is an executive director and
	and Assistant		senior associate general counsel of UBS
	Secretary		Global AM—Americas region (since 2005)
and has been an attorney with affiliated
entities since 1995. Mr. Weller is a vice
president and assistant secretary of
20 investment companies (consisting of
92 portfolios) for which UBS Global
AM—Americas region or one of its
affiliates serves as investment advisor,
sub-advisor or manager.

†	Each trustee holds office for an indefinite term. Officers of the Trust are appointed by the trustees and serve at the pleasure of the Board.

*	This person’s business address is 51 West 52nd Street, New York, NY 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

(This page has been left blank intentionally)

Trustees
Frank K. Reilly	Edward M. Roob
Chairman
J. Mikesell Thomas
Walter E. Auch
Adela Cepeda

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:
For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $51,200 and $43,350, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees:
In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $19,500 and $4,500, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2006 and 2005 semiannual financial statements and (2) agreed upon procedures for the Funds’ fiscal year ended 2006.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c) Tax Fees:
In each of the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $9,900 and $7,800, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d) All Other Fees:
In each of the fiscal years ended December 31, 2006 and December 31, 2005, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e) (1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the auditors relating to any series of the registrant’s operations or financial reporting. Prior to the commencement of any audit or non-audit services, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant’s Audit Committee has adopted a charter that, among other things, provides a framework for the Audit Committee’s consideration of non-audit services by the registrant’s auditors. The charter requires pre-approval of any non-audit services to be provided by the auditors to a series of the registrant when, without such pre-approval, the auditors would not be independent of the registrant under the applicable federal securities laws, rules or auditing standards. The charter also requires pre-approval of all non-audit services to be provided by the registrant’s auditors to the registrant’s investment adviser or any entity that it controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant when, without such pre-approval, the auditors would not be independent of the registrant under applicable federal securities laws, rules or auditing standards.

All non-audit services must be approved in advance of provision of the service either: (i) by resolution of the Audit Committee; (ii) by oral or written approval of the Chairman of the Audit Committee and one other Audit Committee member; or (iii) if the Chairman is unavailable, by oral or written approval of two other members of the Audit Committee.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2006 and December 31, 2005 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f) According to E&Y, for the fiscal year ended December 31, 2006, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g) For the fiscal years ended December 31, 2006 and December 31, 2005, the aggregate fees billed by E&Y of $2,058,042 and $2,851,387, respectively, for non-audit services rendered on behalf of the registrant ("covered"), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser ("non-covered") that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2006	2005
Covered Services	$29,400	$12,300
Non-Covered Services	$2,028,642	$2,839,087

(h) The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the SMA Relationship Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed March 10, 2004 (Accession Number: 0001047469-04-007234)(SEC File No. 811-21328).

(a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:     /s/ Kai R. Sotorp
           Kai R. Sotorp
           President

Date:  March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Kai R. Sotorp
           Kai R. Sotorp
           President

Date:  March 9, 2007

By:     /s/ Thomas Disbrow
           Thomas Disbrow
           Treasurer & Principal Accounting Officer

Date:  March 9, 2007